UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report: January ___, 2006

Gasel Transportation Lines, Inc.

 (Exact name of registrant as specified in its charter)

Delaware	000-30185	311239328
------------------------------	-----------------	-----------------------
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

P.O. Box 1199, Marietta, OH  45750

(Address of Principal Executive Offices) (Zip Code)

County Road 10, Route 4, Box 181A, Marietta, OH 45750

(Former Address of Principal Executive Offices (Zip Code)

(614) 306-2938

(Registrant's telephone number, including area code)

 (Former Name or Former address, if changed since Last Report)

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective at 12:00 p.m. C.S.T. on December 30, 2005, Gasel Transportation Lines, Inc., a Delaware corporation (“Gasel”), entered into a private sale of stock under a Stock Purchase Agreement (“SPA”) with Venture Fund I, Inc., a Nevada corporation owned and controlled by Ruth Shepley of Houston, Texas.  Under the terms of the SPA, Shepley purchased 29,000,000 shares of restricted common stock for a purchase price of $100,000.  Shepley, an accredited investor, executed an appropriate Subscription Agreement.

Effective at 4:26 p.m. on December 30, 2005, Jordan 1 Holdings Company, a Delaware corporation (“Jordan”), Gasel and Gasel International Transportation, Inc., a Delaware corporation (“Gasel International”) entered into an Agreement and Plan of Merger (the “merger” or “reorganization”), effecting a reverse triangular merger and holding company formation in which Jordan became a holding company and Gasel merged into Gasel International.  Gasel International emerged as the survivor of that merger.  Under the terms of the merger, shareholders of Gasel common stock are entitled to receive an equivalent number of shares of common stock of Jordan.  Prior to the reorganization, Jordan was a wholly-owned subsidiary of Gasel, and Gasel International was a wholly-owned subsidiary of Jordan.  The reorganization was effected for the purpose of reorganizing the entities as a holding company structure under which Jordan is now the parent company with exactly the same shareholder base that Gasel had prior to the reorganization.  All of the former assets, liabilities, and operations of Gasel are now held by Gasel International by virtue of its position as the successor in interest to Gasel in the reorganization.  Pursuant to Section 251(g) of the Delaware General Corporation Law (“Section 251(g)”), the merger was effected without shareholder approval of Jordan or Gasel International.  The merger could have been effected without the shareholder approval of Gasel under Section 2561(g), but Venture Fund I, Inc., the majority shareholder holding 73.08% of the voting shares of Gasel common stock, expressly consented to the merger.  The common stock of Jordan has identical rights, terms and privileges as the common stock of Gasel.

Pursuant to the reorganization:

-- each share of common stock of Gasel became entitled to receive one share of common stock of Jordan;

-- each option, warrant or other instrument convertible or exchangeable into shares of common stock or preferred stock of Gasel automatically became convertible into an equivalent number of shares of common stock or preferred stock of Jordan.

The effective date of the reorganization was December 30, 2005. All of the outstanding certificates of Gasel representing shares of stock of Gasel shall be deemed for all purposes to evidence ownership of and to represent the shares of Jordan, as the case may be, into which the shares of stock of Gasel represented by such certificates have been converted as herein provided and shall be so registered on the books and records of Jordan and its transfer agent.  The registered owner of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to Jordan or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of stock of Jordan, as the case may be, evidenced by such outstanding certificate.

Prior to the reorganization, Gasel’s common stock was traded on the Pink Sheets under the symbol “GSEL”.  Jordan is in the process of applying for a new CUSIP number for its common stock, and a new trading symbol, but has not received either at this time.

Jordan believes that the issuance of its common stock to shareholders of Gasel in connection with the above-described transaction was exempt from the registration requirements of the 1933 Act by virtue of certain no action letters issued by the Securities and Exchange Commission with respect to holding company reorganizations effected under comparable statutes in other states.

Prior to the transaction described above, Gasel International believes that its common stock was deemed registered under Section 12 of the Securities Exchange Act of 1934 (the “1934 Act”) on the grounds that it was a successor to Gasel pursuant to Rule 12g-3(a) under the 1934 Act.  Jordan believes that its common stock is deemed registered under Section 12 of the 1934 Act on the grounds that it is a successor to Gasel pursuant to Rule 12g-3(a) promulgated under the 1934 Act, and, therefore, Jordan is subject to the reporting requirements of Section 13 of the 1934 Act.

ITEM 2.01

COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On December 31, 2005, Gasel International, the survivor of the merger with Gasel and the subsidiary of Jordan, was sold in a Stock Purchase Agreement between Jordan, as owner of all of Gasel International’s stock. to a company identified as United Assurance, S.A., which is wholly owned and operated by Steve Mills, an accredited investor from Dallas, Texas.  The transaction was exempt under Section 4(2) of the Securities Act of 1933.

ITEM 3.02

UNREGISTERED SALES OF EQUITY SECURITIES

As set forth in Item 1.01 above, and incorporated by reference, on December 30, 2005, Gasel completed the sale of certain restricted common shares of Gasel to one (1) purchaser (“Purchaser”).  The Purchaser is identified as Venture Fund I, Inc., a Nevada corporation, owned by and controlled by Ruth Shepley of Houston Texas (“VFI”).  Under the terms of Purchaser’s agreement, VFI acquired 29,000,000 restricted common shares (approximately 73.08% of the current issued and outstanding) of Gasel common stock.  The Purchaser reported that the source of funds used to purchase the shares were her own funds for investment purposes from U.S. banks.  This transaction was exempt under Section 4(2) of the Securities Act of 1933.

As set forth in Item 1.01 above, and incorporated by reference, Jordan believes that the issuance of its common stock to shareholders of Gasel in connection with the above-described merger was exempt from the registration requirements of the 1933 Act by virtue of certain no actions letters issued by the Securities and Exchange Commission with respect to holding company reorganizations effected under comparable statutes in other states.  Prior to the transaction described above, Gasel International believes that its common stock was deemed registered under Section 12 of the Securities Exchange Act of 1934 (the “1934 Act”) on the grounds that it was a successor to Gasel pursuant to Rule 12g-3(a) under the 1934 Act.  Jordan believes that its common stock is deemed registered under Section 12 of the 1934 Act on the grounds that it is a successor to Gasel pursuant to Rule 12g-3(a) promulgated under the 1934 Act, and, therefore, Jordan is subject to the reporting requirements of Section 13 of the 1934 Act.

As set forth in Item 2.01 above, and incorporated by reference, on December 31, 2005, Jordan completed the sale of certain restricted common shares to one (1) purchaser (“Subsidiary Purchaser”).  The Subsidiary Purchaser is identified as United Assurance, S.A.  The Subsidiary Purchaser was an accredited investor, and reported that the source of funds used to purchase the shares were his own funds for investment purposes from U.S. banks.  This transaction was exempt under Section 4(2) of the Securities Act of 1933...

ITEM 5.01

CHANGES IN CONTROL OF REGISTRANT.

On December 30, 2005, Jordan 1 Holdings Company, a Delaware corporation (the “Company”), completed the sale of certain restricted common shares of the Company to one (1) purchaser (“Purchaser”).  The Purchaser is identified as Venture Fund I, Inc., a Nevada corporation, owned and controlled by Ruth Shepley of Houston, Texas (“VFI”).  Under the terms of Purchaser’s agreement with Gasel, VFI acquired 29,000,000 restricted common shares (approximately 73.08% of the current issued and outstanding) of the Company.  Under the terms of the merger, all of Purchaser’s shares in Gasel convert into a like number of shares of Jordan, and Purchaser now has majority control of Jordan.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

10.1

Stock Purchase Agreement between Gasel and Venture Fund I, Inc., dated December 30, 2005.

10.1

Agreement and Plan of Merger, dated December 30, 2005.

*****

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JORDAN 1 HOLDINGS COMPANY

Date:  January 6, 2005

By:

/s/   Gene Thompson

Gene Thompson

Director, Chairman, President